UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sale of Equity Securities.

On August 5, 2024, Royal Caribbean Cruises Ltd. (the “Company”) entered into privately negotiated exchange agreements (the “Exchange Agreements”) with a limited number of existing holders (the “Noteholders”) of its 6.000% Convertible Senior Notes due 2025 (the “2025 Notes”), pursuant to which the Noteholders have agreed to exchange (the “Exchange”) approximately $731 million in aggregate principal amount of the outstanding 2025 Notes for a combination of cash and shares of the Company’s common stock (the “Exchange Consideration”). The Exchange Consideration to be delivered by the Company to the Noteholders at the closing of the Exchange will be determined based upon the volume-weighted average price per share of the Company’s common stock during a five-trading day averaging period, commencing on August 6, 2024. The cash portion of the Exchange Consideration will represent the par amount of the 2025 Notes being repurchased and the actual number of shares of the Company’s common stock comprising the Exchange Consideration will be determined after the averaging period based on trading prices of the Company’s common stock. The Company intends to fund the cash portion of the Exchange Consideration with borrowings under its revolving credit facilities. The closing of the Exchange is expected to occur on or about August 16, 2024, subject to customary closing conditions, and will reduce the Company’s weighted average shares outstanding on a fully diluted basis.

The shares of the Company’s common stock to be issued in the Exchange will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company is relying, in part, upon representations from each Noteholder that, among other things, (i) it is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and (ii) it and any account for which it is acting is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

The 2025 Notes to be exchanged represent approximately 63.6% of the outstanding principal amount thereof. Following the Exchange, approximately $419 million in aggregate principal amount of the 2025 Notes will remain outstanding.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy shares of common stock or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 8.01	Other Events.

On August 6, 2024, the Company issued a press release announcing entry into the Exchange Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K relating to, among other things, the Exchange Agreements and the transactions contemplated thereby constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited, to: statements regarding the Exchange Consideration and the expected timing of the Exchange. Words such as “anticipate,” “believe,” “considering,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would” and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, but they are based on judgments and are inherently uncertain. Furthermore, they are subject to risks, uncertainties and other factors that could cause the Company’s actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following: the impact of the economic and geopolitical environment on key aspects of the Company’s business, such as the demand for cruises, passenger spending, and operating costs; changes in operating and financing costs; the unavailability or cost of air service; adverse events such as terrorist attacks, war and other similar events; disease outbreaks and an increase in concern about the risk of illness on the Company’s ships or when traveling to or from the Company’s ships, all of which could reduce demand; incidents or adverse publicity concerning the Company’s ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; the effects of weather, natural disasters and seasonality on the Company’s business; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; vacation industry competition and changes in industry capacity and overcapacity; unavailability of ports of call; an inability to source the Company’s crew or the Company’s provisions and supplies from certain places; the uncertainties of conducting business internationally and expanding into new markets and new ventures; the Company’s ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the Company’s indebtedness, any additional indebtedness the Company may incur and restrictions in the agreements governing the Company’s indebtedness that limit the Company’s flexibility in operating its business; changes in foreign travel policy of the United States or other countries; growing anti-tourism sentiments and environmental concerns; concerns over safety, health and security of guests and crew; the impact of new or changing legislation and regulations (including environmental regulations) or governmental orders on the Company’s business; uncertainties of a foreign legal system as the Company is not incorporated in the United States; the impact of foreign currency exchange rates, the impact of higher interest rate and food and fuel prices; further impairments of the Company’s goodwill, long-lived assets, equity investments and notes receivable; the Company’s ability to recruit, develop and retain high quality personnel; the risks and costs related to cyber security attacks, data breaches, protecting the Company’s systems and maintaining integrity and security of the Company’s business information, as well as personal data of its guests, employees and others; and pending or threatened litigation, investigations and enforcement actions.

Forward-looking statements should not be relied upon as predictions of actual results. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to the Company on the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Form of Exchange Agreement
99.1	Press release, dated August 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: August 6, 2024	By:	/s/ Naftali Holtz
	Name:	Naftali Holtz
	Title:	Chief Financial Officer